Exhibit 24
POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ Philip J. Carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ John D. Baker II
John D. Baker II

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ Phillip W. Farmer
Phillip W. Farmer

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ H. Allen Franklin
H. Allen Franklin

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ James V. Napier
James V. Napier

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ Orin R. Smith
Orin R. Smith

POWER OF ATTORNEY
               The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-3 covering shares of the Company’s Common Stock issued pursuant to (i) that certain Asset Purchase Agreement by and among Elmer Larson, LLC, MSJ Larson, Inc., Vulcan Construction Materials, LP, Michael D. Larson, Stephen Larson and John Larson and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between Webber-Plyley, Inc. and Calmat Co. (doing business as Vulcan Materials Company Western Division), and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
               IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of February, 2008.

/s/ Vincent j. Trosino
Vincent J. Trosino

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